UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 14, 2016, Panera Bread Company (the “Company”) entered into (i) Amendment No. 2 to Credit Agreement (“2014 Term Loan Amendment”), which amends that certain Term Loan Agreement dated as of June 11, 2014, by and among the Company, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto, as amended by that certain Amendment No. 1 to Term Loan Agreement dated as of July 16, 2015 (“2014 Term Loan Agreement”), (ii) Amendment No. 1 to Credit Agreement (“2015 Term Loan Amendment”), which amends that certain Term Loan Agreement dated as of July 16, 2015, by and among the Company, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto (“2015 Term Loan Agreement”) and (iii) Amendment No. 1 to Credit Agreement (“2015 Credit Agreement Amendment”), which amends that certain Credit Agreement dated as of July 16, 2015, by and among the Company, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders from time to time party thereto (“2015 Credit Agreement”).
The 2014 Term Loan Amendment, 2015 Term Loan Amendment and 2015 Credit Agreement Amendment (collectively, the “Amendments”) amend the 2014 Term Loan Agreement, 2015 Term Loan Agreement and 2015 Credit Agreement, respectively, to remove the restrictions on investments in immaterial subsidiaries contained in Section 7.14 of each such agreement. In addition, the 2014 Term Loan Amendment also amends the definition of Eurodollar Rate applicable under the 2014 Term Loan Agreement to provide that the administrative agent may approve a comparable or successor rate and to further provide that if the Eurodollar Rate is less than zero, such rate shall be deemed zero.
    The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the 2014 Term Loan Amendment, 2015 Term Loan Amendment and 2015 Credit Agreement Amendment filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	April 20, 2016	By:	/s/ Louis DiPietro
		Name:	Louis DiPietro
		Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
10.1
Amendment No. 2 to Credit Agreement, dated as of April 14, 2016, to the Term Loan Agreement, dated as of June 11, 2014, by and among Panera Bread Company, as borrower, Bank of America, N.A., as administrative agent, and each lender from time to time party thereto

10.2
Amendment No. 1 to Credit Agreement, dated as of April 14, 2016, to the Term Loan Agreement, dated as of July 16, 2015, by and among Panera Bread Company, as borrower, Bank of America, N.A., as administrative agent, and each lender from time to time party thereto

10.3
Amendment No. 1 to Credit Agreement, dated as of April 14, 2016, to the Credit Agreement, dated as of July 16, 2015, by and among Panera Bread Company, as borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and each lender from time to time party thereto